Supplement to the Prospectus dated May 1, 2013

of

Credit Suisse Trust — Commodity Return Strategy Portfolio

The following sentence is added to the end of the first paragraph under the section entitled “More About the Portfolio — Share Valuation”:

The most recent NAV of the portfolio is available on the portfolio’s website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

Shareholders should retain this supplement for future reference.

Dated: October 21, 2013

TRCRS-PRO-16-1013

2013-006